PennantPark Investment Corporation Announces Financial Results for the Quarter Ended June 30, 2008

NEW YORK, NY -- 08/05/2008 -- PennantPark Investment Corporation (the "Company") (NASDAQ: PNNT) today announces financial results for its third fiscal quarter ended June 30, 2008.

HIGHLIGHTS
Quarter Ended June 30, 2008
($ in millions, except per share amounts)
Investment portfolio                                               $ 385.7
Net assets                                                         $ 226.8
Net asset value per share                                          $ 10.77
Increase in net asset value per share                              $  0.51

Amount drawn under credit facility (excluding temporary draw)      $ 164.1

 Investment portfolio composition and yield:
    Subordinated debt, second lien secured debt, and equity        $ 252.5
    First lien secured debt                                        $ 133.2
    Weighted average yield on debt                                     9.5%
    Weighted average yield on subordinated and second lien secured
     debt                                                             11.9%
    Weighted average yield on first lien secured debt                  5.1%

Operating Results:
    Net investment income                                          $   3.9
    Net investment income per share                                $  0.19
    Distributions to stockholders per share                        $  0.22

Portfolio Activity:
    Purchases of long term investments                             $  46.8
    Sales and repayments of long term investments                  $   9.2

    Number of new portfolio companies invested                           2
    Number of existing portfolio companies invested                      3
    Number of portfolio companies at end of period                      41

CONFERENCE CALL AT 10:00 A.M. ET ON AUGUST 6, 2008

The Company will host a conference call at 10:00 a.m. (Eastern Time) on Wednesday, August 6, 2008 to discuss the quarterly results. All interested parties are welcome to participate. You can access the conference call by dialing (800) 766-6630 approximately 5-10 minutes prior to the call. International callers should dial (416) 695-9757. All callers should reference PennantPark Investment Corporation. An archived replay of the call will be available through August 20, 2008 by calling (800) 408-3053. International callers please dial (416) 695-5800. For all replays, please reference conference ID #3266489.

PORTFOLIO AND INVESTMENT ACTIVITY

As of June 30, 2008, our portfolio totaled $385.7 million and consisted of $130.6 million of subordinated debt, $107.0 million of second lien secured debt, $14.9 million of equity investments and $133.2 million of senior secured loans. This compares to our portfolio which totaled $275.1 million and consisted of $42.3 million of subordinated debt, $54.4 million of second lien secured debt, $3.0 million of equity investments and $175.4 million of senior secured loans as of June 30, 2007.

As of June 30, 2008, our core assets totaled $252.5 million and consisted of investments in sixteen different companies with an average investment size of $15.8 million per company and a weighted average yield of 11.9% on debt investments. This compares to our core assets which totaled $99.7 million and consisted of investments in seven different companies with an average investment size of $14.2 million per company and weighted average yield of 12.2% on debt investments as of June 30, 2007.

On June 30, 2008, our senior secured loan portfolio totaled $133.2 million and consisted of twenty-six different companies (including one company also in our core portfolio) with an average investment size of $5.1 million, and a weighted average yield of 5.1%. This compares to our senior secured loan portfolio which totaled $175.4 million and consisted of thirty different companies with an average investment size of $5.8 million and a weighted average yield of 7.6% as of June 30, 2007.

As of June 30, 2008, our portfolio consisted of forty-one companies with an average investment size of $9.4 million and a weighted average yield on debt investments of 9.5%, and was invested 34% in subordinated debt, 28% in second lien secured debt, 4% in preferred and common equity investments and 34% in senior secured loans. This compares to our portfolio which consisted of thirty-seven companies with an average investment size of $7.4 million and a weighted average yield on debt investments of 9.3%, and which was invested 15.4% in subordinated debt, 19.8% in second lien secured debt, 1.0% in equity investments and 63.8% in senior secured loans as of June 30, 2007.

Due to a more stable market for liquid leveraged finance instruments and the maturation and growth of some of our equity co-investments, our portfolio had unrealized appreciation of $11.7 million for the three months ended June 30, 2008.

For the three months ended June 30, 2008, we invested $46.8 million in two new and three existing portfolio companies with an average yield of 14.5% on the debt investments. Sales and repayments of primarily senior secured loans for the three months ended June 30, 2008 totaled $9.2 million.

"The correction that is going on in the market today presents a long term opportunity for PennantPark," said Arthur Penn, Chairman and Chief Executive Officer. "Risk/reward is the best it has been in years and we are uniquely positioned to take advantage of the chaos."

RESULTS OF OPERATIONS

Set forth below are the results of operations for the three months period ended June 30, 2008 and June 30, 2007.

Investment Income

Investment income for the three months ended June 30, 2008 and June 30, 2007, was $9.7 million and $5.4 million, respectively. Investment income for the three months ended June 30, 2008 was primarily attributed to $3.7 million of interest income from senior secured loan investments; $3.7 million from our second lien secured debt investments; and $1.7 million from our subordinated debt investments. The remaining investment income was primarily attributed to interest income from short-term investments and to accretion of discount and amortization of premium. This compares to investment income which was primarily attributed to senior secured loan investments as of June 30, 2007.

Expenses

Net expenses for the three months ended June 30, 2008 and June 30, 2007, totaled $5.7 million and $2.2 million, respectively. Of these totals, $1.7 million and approximately $862,000 were attributable to credit facility related expenses, and $1.2 million and approximately $569,000 to general and administrative expenses, respectively. Net base management fee for the same periods totaled $1.8 million and approximately $786,000, and performance-based incentive fee totaled $1.0 million and zero, respectively.

Net Investment Income

Net investment income totaled $3.9 million and $3.2 million or $0.19 and $0.15 per share for the three months ended June 30, 2008 and June 30, 2007, respectively.

Net Realized Loss

Sales and repayments of long-term investments totaled $9.2 million and $84.6 million, respectively, for the three months ended June 30, 2008 and June 30, 2007, and net realized losses totaled approximately $402,000 and $35,000, respectively, for the same periods.

Net Unrealized Depreciation on Investments and Cash Equivalents

The Company's investments and cash equivalents had a net increase/(decrease) in unrealized appreciation of $11.7 million and ($5.1) million, respectively, for the three months ended June 30, 2008 and June 30, 2007. On June 30, 2008 and June 30, 2007, net unrealized depreciation on investments totaled $66.1 million and $5.1 million, respectively.

Net Increase/(Decrease) in Net Assets From Operations

Net increase/(decrease) in net assets resulting from operations totaled $15.2 million and ($1.9) million, or $0.72 and ($0.09) per share, respectively, for the three months ended June 30, 2008 and June 30, 2007.

LIQUIDITY AND CAPITAL RESOURCES

The Company's liquidity and capital resources are generated primarily through its senior secured, multi-currency, $300 million, five-year revolving credit facility maturing in June 2012 as well as from cash flows from operations, investment sales and prepayments, and income earned from investments and cash equivalents. On June 30, 2008, the Company had $204.1 million in borrowings outstanding; including $40.0 million of temporary draws invested in cash equivalents. Our operating activities resulted in a net use of cash of $45.2 million and $144.7 million, respectively, for the three months ended June 30, 2008 and June 30, 2007, and our financing activities resulted in a net inflow of cash of $5.0 million and $141.7 million, respectively, for the same periods, primarily from net borrowings under our credit facilities.

DIVIDENDS

Dividends paid to stockholders totaled $4.6 million and $2.9 million, or $0.22 and $0.14 per share, respectively, for the three months ended June 30, 2008 and June 30, 2007. Tax characteristics of all dividends will be reported to stockholders on form 1099-DIV after the end of the calendar year.

                    PENNANTPARK INVESTMENT CORPORATION
                   STATEMENTS OF ASSETS AND LIABILITIES

                                                  June 30,
                                                    2008     September 30,
                                                (Unaudited)      2007
                                               ------------- -------------
Assets
Investments at fair value
  Non-controlled, non-affiliated investments,
   at fair value (cost--$435,256,061 and
   $298,789,297, respectively)                 $ 369,991,408 $ 274,679,030
  Non-controlled, affiliated investments, at
   fair value (cost--$16,534,481 and
   $16,092,573, respectively)                     15,715,395    16,337,578
                                               ------------- -------------
  Investments at fair value                      385,706,803   291,016,608
Cash equivalents (cost--$41,030,236 and
 $258,016,351, respectively)                      41,030,236   257,959,635
Interest receivable                                4,024,013     4,517,850
Prepaid expenses and other assets                  1,524,999     1,513,583
                                               ------------- -------------
    Total assets                                 432,286,051   555,007,676
                                               ------------- -------------

Liabilities
Payable for cash equivalents purchased                     -   252,759,931
Payable for investments purchased                          -    16,583,921
Unfunded investments                                       -     3,989,948
Credit facility payable                          204,100,000    10,000,000
Interest payable                                     134,946       170,989
Accrued other expenses                             1,224,266     1,109,793
                                               ------------- -------------
    Total liabilities                            205,459,212   284,614,582
                                               ------------- -------------

Net Assets
Common stock, par value $0.001 per share,
 100,000,000 shares authorized and 21,068,772
 shares issued and outstanding                        21,069        21,069
Paid-in capital in excess of par                 294,586,604   294,586,604
Distributions in excess of net investment
 income                                             (980,265)     (196,769)
Accumulated net realized loss                       (716,830)      (95,832)
Net unrealized depreciation on investments and
 cash equivalents                                (66,083,739)  (23,921,978)
                                               ------------- -------------

    Total net assets                           $ 226,826,839 $ 270,393,094
                                               ------------- -------------
    Total liabilities and net assets           $ 432,286,051 $ 555,007,676
                                               ------------- -------------
Net asset value per share                      $       10.77 $       12.83
                                               ============= =============

                    PENNANTPARK INVESTMENT CORPORATION
                         STATEMENTS OF OPERATIONS
                                (Unaudited)

                                                               Period from
                                                               January 11,
                                                                  2007
                    Three months  Three months   Nine months   (inception)
                        ended         ended         ended    months through
                   June 30, 2008 June 30, 2007 June 30, 2008 June 30, 2007
                    ------------  ------------  ------------  ------------
Investment income:
From non-controlled,
 non-affiliated
 investments:
  Interest          $  9,080,471  $  5,425,279  $ 27,016,694  $  6,198,262
  Dividends              132,154             -       132,154             -
  Other                  111,924             -       167,806             -
From non-controlled,
 affiliated
 investments:
  Interest               337,832             -     1,063,257             -
                    ------------  ------------  ------------  ------------
    Total investment
     income            9,662,381     5,425,279    28,379,911     6,198,262
                    ------------  ------------  ------------  ------------

Expenses:
  Base management fee  1,829,909     1,048,503     5,195,750     1,048,503
  Performance-based
   incentive fee         985,287             -     2,433,394             -
  Interest and other
   credit facility
   expenses            1,656,140       862,433     4,422,543     1,603,408
  Administrative
   services expenses     591,726       192,584     1,804,047       192,584
  Other general and
   administrative
   expenses              658,178       276,166     1,823,014       559,394
                    ------------  ------------  ------------  ------------
  Expenses before
   base management
   fee waiver          5,721,240     2,379,686    15,678,748     3,403,889
                    ------------  ------------  ------------  ------------

  Base management fee
   waiver                      -      (262,126)     (420,731)     (262,126)
  Income tax expense           -       100,000             -       100,000
                    ------------  ------------  ------------  ------------
  Net expenses         5,721,240     2,217,560    15,258,017     3,241,763
                    ------------  ------------  ------------  ------------
  Net investment
   income              3,941,141     3,207,719    13,121,894     2,956,499
                    ------------  ------------  ------------  ------------

Realized and unrealized
 gain (loss) on
 investments and
 cash equivalents:
  Net realized loss
   on investments and
   cash equivalent      (401,624)      (34,726)     (620,998)      (15,351)
  Net change in
   unrealized
   appreciation
   (depreciation) on:
    Non-controlled,
     non-affiliated
     investments and
     cash equivalents 10,700,808    (5,117,039)  (41,097,670)   (5,118,740)
    Non-controlled,
     affiliated
     investments         964,139             -    (1,064,091)            -
                    ------------  ------------  ------------  ------------
  Net change in
   unrealized
   appreciation
   (depreciation)     11,664,947    (5,117,039)  (42,161,761)   (5,118,740)
                    ------------  ------------  ------------  ------------
Net realized and
 unrealized gain
 (loss) from
 investments and
 cash equivalents     11,263,323    (5,151,765)  (42,782,759)   (5,134,091)
                    ------------  ------------  ------------  ------------
Net increase
 (decrease) in net
 assets resulting
 from operations    $ 15,204,464  $ (1,944,046) $(29,660,865) $ (2,177,592)
                    ============  ============  ============  ============
Gain (loss) per
 common share       $       0.72  $      (0.09) $      (1.40) $      (0.10)
                    ============  ============  ============  ============

ABOUT PENNANTPARK INVESTMENT CORPORATION

PennantPark Investment Corporation is a business development company which principally invests in U.S. middle-market private companies in the form of mezzanine debt, senior secured loans and equity investments. From time to time, we may also invest in public companies whose securities are thinly traded. PennantPark Investment Corporation is managed by PennantPark Investment Advisers, LLC.

FORWARD-LOOKING STATEMENTS

This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included in this press release are forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

We may use words such as "anticipates," "believes," "expects," "intends," "will," "should," "may" and similar expressions to identify forward-looking statements. Such statements are based on currently available operating, financial and competitive information and are subject to various risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations. Undue reliance should not be placed on such forward-looking statements as such statements speak only as of the date on which they are made. We do not undertake to update our forward-looking statements unless required by law.

Contact:
Aviv Efrat
PennantPark Investment Corporation
(212) 905-1000
Or visit us on the web at:  www.pennantpark.com